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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 1999




                               MESSAGEMEDIA, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     000-21751                                          33-0612860
(Commission File No.)                         (IRS Employer Identification No.)


                                 6060 SPINE ROAD
                             BOULDER, COLORADO 80301
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 440-7550


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ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

(a)      ACQUISITION OF REVNET SYSTEMS, INC.

         Terms of the Revnet Merger. On August 9, 1999, MessageMedia, Inc. ("MessageMedia") acquired Revnet Systems, Inc., an Alabama corporation ("Revnet"). Revnet was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 22, 1999 (the "Revnet Merger Agreement"), among MessageMedia, Revnet, a merger subsidiary wholly owned by MessageMedia, and the Securityholders' Agent for the securityholders of Revnet. Pursuant to the Revnet Merger Agreement, Revnet was merged with a wholly owned subsidiary of MessageMedia, with Revnet as the surviving corporation (the "Revnet Merger"). As a result of the Revnet Merger, Revnet became a wholly owned subsidiary of MessageMedia.

         Stock Ownership Following the Revnet Merger. In accordance with the Revnet Merger, an aggregate of 3,262,120 shares of MessageMedia Common Stock are to be issued to Revnet securityholders, and MessageMedia assumed options exercisable for an additional 681,675 shares of MessageMedia Common Stock.

         Conversion of Revnet Capital Stock. Each share of Revnet Common Stock and each share of Revnet Non-voting Common Stock issued and outstanding immediately prior to the effective time of the Revnet Merger was canceled and extinguished and converted automatically into the right to receive 0.4300086 of a share of MessageMedia Common Stock upon surrender of the certificate representing such share of Revnet capital stock in the manner provided in a letter of transmittal sent to each record holder of Revnet capital stock following the effective time, subject to the escrow provisions of the Revnet Merger Agreement described below.

         Revnet Stock Options. At the Effective Time, each unexpired and unexercised option to purchase shares of Revnet Common Stock (each an "Revnet Option") was, in connection with the Revnet Merger, assumed by MessageMedia (each, an "Assumed Revnet Option"). Each Revnet Option so assumed by MessageMedia will continue to have, and be subject to, substantially the same terms and conditions set forth in the documents governing such Revnet Option immediately prior to the effective time, except that (i) such Assumed Revnet Option will be exercisable for that number of whole shares of MessageMedia

Common Stock equal to the product of the number of shares of Revnet capital stock (on an as-converted to Common Stock basis) that were purchasable under such Assumed Revnet Option immediately prior to the effective time multiplied by 0.4300086, rounded down to the nearest whole number of shares of MessageMedia Common Stock and (ii) the per share exercise price for the shares of MessageMedia Common Stock issuable upon exercise of such Assumed Revnet Option will be equal to the quotient obtained by dividing the exercise price per share of Revnet Capital Stock (on an as-converted to Common Stock basis) at which such Revnet Option was exercisable immediately prior to the effective time by 0.4300086, rounded up to the nearest whole cent.


         The Revnet Escrow Fund. An aggregate of 793,811 of such shares were deposited in escrow, such deposit constituting the escrow fund (the "Revnet Escrow Fund"), with Chase Manhattan Bank and Trust Company, N.A. (the "Escrow Agent") to secure certain indemnity



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obligations of the former Revnet shareholders pursuant to the Revnet Merger
Agreement. The Revnet Escrow Fund is available to compensate MessageMedia for any losses incurred by MessageMedia directly or indirectly as a result of any inaccuracy or breach of a representation or warranty of Revnet contained in the Revnet Merger Agreement or any failure by Revnet to perform or comply with any covenant contained therein. Revnet shareholders will have voting rights with respect to the escrowed shares while in escrow. Subject to resolution of unsatisfied claims of MessageMedia, the Revnet Escrow Fund will terminate upon twelve months following the closing date of the Merger.

         Securities Act Registration. Pursuant to the Revnet Merger Agreement, MessageMedia will file a Registration Statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering the shares of Common Stock issued to the former Revnet securityholders pursuant to the Revnet Merger Agreement under the Securities Act of 1933 within thirty days of the closing of the Revnet Merger for resale by the former securityholders of Revnet and will file a Registration Statement on Form S-8 with the Securities and Exchange Commission for the purpose of registering the shares of Common Stock issuable upon exercise of the Assumed Revnet Options under the Securities Act of 1933 within thirty days of the closing of the Revnet Merger.

         Accounting Treatment. The Revnet Merger is intended to qualify as a tax-free reorganization and to be accounted for as a purchase for financial accounting purposes.

(b)      ACQUISITION OF DECISIVE TECHNOLOGY CORPORATION

         Terms of the Decisive Merger. On August 16, 1999, MessageMedia, Inc. ("MessageMedia") acquired Decisive Technology Corporation, a Delaware corporation ("Decisive"). Decisive was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 27, 1999 (the "Decisive Merger Agreement"), among MessageMedia, Decisive, a merger subsidiary wholly owned by MessageMedia, and the Securityholders' Agent for the shareholders of Decisive. Pursuant to the Decisive Merger Agreement, Decisive was merged with a wholly owned subsidiary of MessageMedia, with Decisive as the surviving corporation (the "Decisive Merger"). As a result of the Decisive Merger, Decisive became a wholly owed subsidiary of MessageMedia.

         Stock Ownership Following the Decisive Merger. In accordance with the Decisive Merger, an aggregate of 2,006,310 shares of MessageMedia Common Stock are to be issued to Decisive securityholders, and MessageMedia assumed options exercisable for an additional 466,800 shares of MessageMedia Common Stock.

         Conversion of Decisive Capital Stock. Each share of Decisive Common Stock issued and outstanding immediately prior to the effective time of the Decisive Merger was canceled and extinguished and converted automatically into the right to receive 0.07777 of a share of MessageMedia Common Stock upon surrender of the certificate representing such share of Decisive capital stock in the manner provided in a letter of transmittal sent to each record holder of Decisive capital stock following the effective time, subject to the escrow provisions of the Decisive Merger Agreement described below.



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         Decisive Stock Options. At the Effective Time, each unexpired and unexercised option to purchase shares of Decisive Common Stock (each an "Decisive Option") was, in connection with the Decisive Merger, assumed by MessageMedia (each, an "Assumed Decisive Option"). Each Decisive Option so assumed by MessageMedia will continue to have, and be subject to, substantially the same terms and conditions set forth in the documents governing such Decisive Option immediately prior to the effective time, except that (i) such Assumed Decisive Option will be exercisable for that number of whole shares of MessageMedia Common Stock equal to the product of the number of shares of Decisive capital stock (on an as-converted to Common Stock basis) that were purchasable under such Assumed Decisive Option immediately prior to the effective time multiplied by 0.07777, rounded down to the nearest whole number of shares of MessageMedia Common Stock and (ii) the per share exercise price for the shares of MessageMedia Common Stock issuable upon exercise of such Assumed Decisive Option will be equal to the quotient obtained by dividing the exercise price per share of Decisive Capital Stock (on an as-converted to Common Stock basis) at which such Decisive Option was exercisable immediately prior to the effective time by 0.07777, rounded up to the nearest whole cent.

         The Decisive Escrow Fund. An aggregate of 473,418 of such shares will be deposited in escrow, such deposit constituting the escrow fund (the "Decisive Escrow Fund"), with Chase Manhattan Bank and Trust Company, N.A. (the "Escrow Agent") to secure certain indemnity obligations of the former Decisive shareholders pursuant to the Decisive Merger Agreement. The Decisive Escrow Fund is available to compensate MessageMedia for any losses incurred by MessageMedia directly or indirectly as a result of any inaccuracy or breach of a representation or warranty of Decisive contained in the Decisive Merger Agreement or any failure by Decisive to perform or comply with any covenant contained therein. Decisive shareholders will have voting rights with respect to the escrowed shares while in escrow. Subject to resolution of unsatisfied claims of MessageMedia, the Decisive Escrow Fund will terminate upon fifteen months following the closing date of the Merger.

         Securities Act Registration. Pursuant to the Decisive Merger Agreement, MessageMedia will file a Registration Statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering the shares of Common Stock issued to the former Decisive securityholders pursuant to the Decisive Merger Agreement under the Securities Act of 1933 with in thirty days of the closing of the Decisive Merger for resale by the former securityholders of Decisive and will file a Registration Statement on Form S-8 with the Securities and Exchange Commission for the purpose of registering the shares of Common Stock issuable upon exercise of the Assumed Decisive Options under the Securities Act of 1933 within thirty days of the closing of the Decisive Merger.

         Accounting Treatment. The Decisive Merger is intended to qualify as a tax-free reorganization and to be accounted for as a purchase for financial accounting purposes.

         Material Relationship. Softbank Ventures, Inc., an affiliate of SOFTBANK Holdings Inc. and SOFTBANK Technology Ventures IV, L.P. which together beneficially owned approximately 46% of MessageMedia Common Stock prior to the Decisive Merger, will receive 254,028 shares of MessageMedia Common Stock in connection with the Decisive Merger as consideration for the shares of Decisive capital stock held by Softbank Ventures, Inc.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         1.  Revnet Systems, Inc. Financial Statements

                  The required financial statements will be filed by amendment as soon as practicable.

         2.  Decisive Technology Corporation Financial Statements

                  The required financial statements will be filed by amendment as soon as practicable.



(b)      PRO FORMA FINANCIAL INFORMATION.

         1.  Revnet Systems, Inc. Pro Forma Financial Information

                  The required pro forma financial information will be filed by amendment as soon as practicable.

         2.  Decisive Technology Corporation Pro Forma Financial Information

                  The required pro forma financial information will be filed by amendment as soon as practicable.

(c)      EXHIBITS.

          2.1 Agreement and Plan of Merger and Reorganization dated July 22, 1999 among the Registrant, Revnet Systems, Inc. and MM1 Acquisition Corporation

          2.2 Agreement and Plan of Merger and Reorganization dated July 27, 1999 among the Registrant, Decisive Technology Corporation, and MM2 Acquisition Corporation

          4.1 Registration Rights Agreement among the Registrant, the Securityholders' Agent and James Clayton

          4.2 Registration Rights Agreement among the Registrant, the Securityholders' Agent and William Blair & Company, LLC

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          99.1    Press Release dated August 10, 1999.

          99.2    Press Release dated August 17, 1999.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MESSAGEMEDIA , INC.


Dated:    August 23, 1999                         By: /s/ Larry Jones
                                                     ---------------------------
                                                        Larry Jones
                                                        Chief Executive Officer


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                                INDEX TO EXHIBITS


     2.1 Agreement and Plan of Merger and Reorganization dated July 22, 1999 among the Registrant, Revnet Systems, Inc. and MM1 Acquisition
          Corporation.

     2.2  Agreement and Plan of Merger and Reorganization dated July 27, 1999 among the Registrant, Decisive Technology Corporation. and MM2
          Acquisition Corporation.

     4.1  Registration Rights Agreement among the Registrant, the
          Securityholders' Agent and James Clayton

     4.2  Registration Rights Agreement among the Registrant, the
          Securityholders' Agent and William Blair & Company, LLC

     99.1 Press Release dated August 10, 1999.

     99.2 Press Release dated August 17, 1999.